UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   July 20, 2004
                                                 -------------------------------

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement to be entered into relating to the MASTR Alternative Loan Trust 2004-8 Mortgage Pass-Through Certificates, Series 2004-8)
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             (Exact name of registrant as specified in its charter)



           Delaware                 333-106982               06-1204982
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(State or other jurisdiction of    (Commission             (IRS Employer
        incorporation)             File Number)         Identification No.)



1285 Avenue of the Americas, New York, New York                 10019
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         (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code (212) 713-2000
                                                   -----------------------------



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          (Former name or former address, if changed since last report)

ITEM 5.    Other Events
           ------------

                  On August 5, 2003, a registration statement on Form S-3 (the "Registration Statement") for Mortgage Asset Securitization Transactions, Inc. (the "Company") was declared effective. Attached as exhibits are certain Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995, to the Public Securities Association), furnished to the Company by UBS Securities LLC (the "Underwriter") in respect of the Company's proposed offering of certain classes of the MASTR Alternative Loan Trust 2004-8, Mortgage Pass-Through Certificates, Series 2004-8 (such classes, the "Offered Certificates").

                  The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Collateral Term Sheets by reference in the Registration Statement.

                  Any statement or information contained in the attached Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.    Financial Statements and Exhibits
           ---------------------------------

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------                             -----------

   99.1                                 Collateral Term Sheets prepared by
                                        UBS Securities LLC in connection with
                                        certain classes of the MASTR Alternative
                                        Loan Trust 2004-8 Mortgage Pass Through
                                        Certificates, Series 2004-8

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.


July 21, 2004

                            By:        /s/ Glenn McIntyre
                               -------------------------------------------------
                               Name: Glenn McIntyre
                               Title: Associate Director


                            By:        /s/ Steve Warjanka
                               -------------------------------------------------
                               Name: Steve Warjanka
                               Title: Director

                                INDEX TO EXHIBITS
                                -----------------


                                                                 Paper (P) or
Exhibit No.       Description                                    Electronic (E)
-----------       -----------                                    --------------

99.1              Collateral Term Sheets prepared by UBS              E
                  Securities LLC in connection with certain classes of the MASTR Alternative Loan
                  Trust 2004-8 Mortgage Pass-Through
                  Certificates, Series 2004-8